UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ==========

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 26, 2004

                                   ==========

                              Black Box Corporation
             (Exact Name of Registrant as Specified in its Charter)



 Delaware                              0-18706                   95-3086563
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                           15055
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

     On October 26, 2004, Black Box Corporation issued a press release announcing its financial results for the quarter ended October 2, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(c)  Exhibits.

Exhibit Number             Description
--------------             -----------

    99.1                   Press Release dated October 26, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BLACK BOX CORPORATION



Date: October 26, 2004                By: /s/ Michael McAndrew
                                          --------------------------------------
                                          Michael McAndrew
                                          Chief Financial Officer, Treasurer and
                                          Principal Accounting Officer

                                  Exhibit Index
                                  -------------

Exhibit Number                             Description
--------------                             -----------

   99.1                                    Press Release dated October 26, 2004.